BLACKROCK ALLOCATION TARGET SHARES

BATS: Series C Portfolio

(the “Fund”)

Supplement dated October 3, 2017 to

the Summary Prospectus, dated July 28, 2017, as supplemented to date

Effective January 1, 2018, the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BATS: Series C Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Stephan Bassas	2018	Managing Director of BlackRock, Inc.
Michael Heilbronn	2015	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BATSC-1017SUP